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                                                                   Exhibit 10.2




                       FIRST AMENDMENT TO OPTION AGREEMENT


         This First Amendment to Option Agreement (this "Amendment") is entered into as of the 28th day of June, 1996 between Douglas B. Hauff ("Hauff"), Gargoyles, Inc., a Washington corporation (the "Corporation") and those persons designated as shareholders on the signature pages hereof (the "Shareholders").

                                    RECITALS

         A. The Shareholders purchased a controlling interest in the Corporation on March 22, 1995. Concurrently with such stock purchase, the Shareholders and Hauff entered into an Option Agreement (the "Option"), dated as of March 22, 1995, a copy of which is attached hereto as Exhibit A. Under the Option, the Shareholders granted Hauff an option to purchase 25,000 shares of the common stock of the Corporation at a purchase price of $25 per share.

         B. The terms of the Option provide, among other things, for vesting in full on the third anniversary of the Option, and termination in full on the seventh anniversary of the Option.

         C. Hauff and the Shareholders wish to amend the Option to provide for immediate vesting and to extend the term thereof.

                                    AGREEMENT

         Now, therefore, the parties hereto agree as follows:

1.       ACCELERATION OF VESTING SCHEDULE AND EXTENSION OF TERM.

         Section 2 of the Option, under the heading "Vesting; Maturity", is deleted and replaced in its entirety by the following:

         "2. Vesting Schedule: Term. The Option shall vest and become exercisable in full on June 28, 1996. Unless terminated earlier under another Section of this Agreement, the Option and all rights of Hauff in any unexercised shares shall terminate as of June 28, 2006."

2.       DELIVERY TO TRILLIUM CORPORATION.

         Section 3 of the Option, under the heading "Exercise.", shall be deleted and replaced in its entirety by the following:
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         "3. Exercise. The Option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 1000 shares may be purchased upon any exercise hereunder. An Option shall be exercised by delivering to Trillium Corporation (the "Escrow Agent") in its capacity as the escrow agent for the shares to be issued to Hauff by the Investors hereunder, of written notice of the number of shares with respect to which the Option is exercised, together with payment of the exercise price. The exercise price shall be paid in cash, by wire transfer into an account specified by the Escrow Agent, or by bank certified or cashier's check. Upon receipt of the exercise price, the Escrow Agent shall deliver to Hauff stock certificates representing the shares exercised, duly endorsed in blank or accompanied by stock powers duly executed by the Investors. During his lifetime, only Hauff can exercise the Option. Upon his death, his personal representative may exercise the Option."

3.       DEFINITION OF DISABILITY.

         Section 5 of the Option, under the heading "Effect of Sale of Corporation or Termination of Employment Upon Option", is deleted and replaced in its entirety by the following:

         "5. Definition of Disability. For purposes of this Agreement, the term "Disability" shall mean that Hauff is unable to perform his duties as proscribed by the Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 90 days. Determination of whether Hauff is disabled shall be made in good faith by the Board of Directors of the Corporation on the basis of medical evidence provided by Hauff's physician and, if the Corporation and Hauff disagree, a physician chosen by the Board of Directors."

4.       DELETION OF EXERCISE REQUIREMENT UPON AN ISO.

         Section 6.1 of the Option, under the heading, "Exercise Upon Sale or IPO", is deleted and replaced in its entirety by the following:

         "6.1 Upon Sale of Corporation. If substantially all the assets or stock of the Corporation is sold, Hauff may exercise his option no later than the date of the closing of the sale. If Hauff fails to exercise the vested portion of the Option on or before such dates, the Option and his rights hereunder shall terminate."




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5.       WITHHOLDING TAXES AND PAYROLL REPORTING.

         Section 7 of the Option, under the heading "Withholding Tax Requirement", is amended by adding a new sentence to the end thereof as follows:

         "Hauff and the Investors will provide all reasonable necessary assistance requested by the Corporation regarding the payroll and information tax reporting requirements associated with the Option."

6.       NO EFFECT ON REMAINDER OF OPTION.

         Except as otherwise provided in this Amendment, the Option shall remain in full force and effect.

7.       GOVERNING LAW.

         This Amendment shall be governed by the internal law of the state of Washington as applied to all matters, including but not limited to matters of validity, construction, effect and performance.

8.       COUNTERPARTS.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first set forth above.

                                     THE CORPORATION

                                     GARGOYLES, INC., a Washington corporation


                                     By: /s/ Douglas B. Hauff
                                         ---------------------------------------
                                     Its:    President
                                         ---------------------------------------

                                     HAUFF:

                                     /s/ Douglas B. Hauff
                                     -------------------------------------------
                                         Douglas B. Hauff




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                                     SHAREHOLDERS:

                                     TRILLIUM CORPORATION, a Washington
                                     corporation


                                     By: /s/ Steven R. Brinn
                                         ---------------------------------------
                                     Its:    President




                                     /s/ Tim Buckley
                                     -------------------------------------------
                                         Tim Buckley



                                     /s/ John Rudolf
                                     -------------------------------------------
                                         John Rudolf



                                     /s/ Bruce Hosford
                                     -------------------------------------------
                                         Bruce Hosford



                                     /s/ Peter von Reichbauer
                                     -------------------------------------------
                                         Peter von Reichbauer



                                     /s/ Stan Walderhaug
                                     -------------------------------------------
                                         Stan Walderhaug



                                     /s/ Gary Gigot
                                     -------------------------------------------
                                         Gary Gigot




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                                     /s/ Allen Shoup
                                     -------------------------------------------
                                         Allen Shoup



                                     /s/ Robert E. Manne
                                     -------------------------------------------
                                         Robert E. Manne

                                     THE ARTHUR KERN REVOCABLE TRUST U/A DATED
                                     DECEMBER 7, 1992

                                     By: /s/ Arthur H. Kern
                                         ---------------------------------------
                                     Its:    Arthur H. Kern, Trustee



                                     /s/ Steve Kingma
                                     -------------------------------------------
                                         Steve Kingma



                                     /s/ David Jobe
                                     -------------------------------------------
                                         David Jobe



                                     /s/ Gary Waterman
                                     -------------------------------------------
                                         Gary Waterman



                                     /s/ Tom Johnson
                                     -------------------------------------------
                                         Tom Johnson




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